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EXHIBIT 32.1

CERTIFICATION PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Computer Vision Systems Laboratories Corp. (the "Registrant") hereby certifies, to such officer's knowledge, that:

  (1)
  the accompanying Annual Report on Form 10-K of the Registrant for the year ended December 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 29, 2013

By:	/s/ JOHN P. ROCHON
Name: John P. Rochon
Title: Chief Executive Officer and Chairman (Principal Executive Officer)

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  EXHIBIT 32.1
CERTIFICATION PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002